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Exhibit 10.16

AMENDMENT NO. 1
TO
STOCK PURCHASE AGREEMENT

    THIS AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT (this "Amendment") dated as of June 1, 2001, is made by and among Olympic Property Group LLC, a Washington limited liability company ("OPG"), Olympic Water and Sewer, Inc., a Washington corporation (the "Company"), and Port Ludlow Associates LLC, a Washington limited liability company ("Purchaser"), regarding that certain Stock Purchase Agreement dated May 29, 2001 (the "Agreement"), among OPG, the Company, and Purchaser, for the purchase and sale of the shares of capital stock of the Company (the "Shares").

    I.  EFFECT OF AMENDMENT.  This Amendment amends and modifies the Agreement. In the event of any conflict between the Agreement and this Amendment, this Amendment shall control. Except as contained within the Agreement and this Amendment, there are no other agreements or understandings among OPG, the Company, and Purchase relating to the Shares. Capitalized terms not otherwise defined herein shall have the meanings given them under the Agreement.

    II.  EXTENSION OF TIME.  In Section 9.17 of the Agreement, the date "June 1, 2001," is hereby replaced by the date "June 8, 2001."

    Except as expressly amended by this Amendment, the Agreement is hereby ratified and confirmed and shall take full force and effect.

PURCHASER:	PORT LUDLOW ASSOCIATES LLC, a Washington limited liability company
By West Coast Northwest Pacific Partners LLC, a Washington limited liability company, its manager
	By:	/s/ RANDALL J. VERRUE
	Print Name:	Randall J. Verrue
	Its:	President & CEO
	Date:	8/1/01
OPG:	OLYMPIC PROPERTY GROUP LLC, a Washington limited liability company
	By:	/s/ GREGORY M. MCCARRY
	Print Name:	Gregory M. McCarry
	Its:	C.O.O.
	Date:	8/1/01
COMPANY:	OLYMPIC WATER AND SEWER, INC., a Washington corporation
	By:	/s/ TOM GRIFFIN
	Print Name:	Tom Griffin
	Its:	President
	Date:	8/1/01

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  Exhibit 10.16
AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT